Lease Agreement                                                   EXHIBIT 10.14

Lease Number:     7221271

Vendor/Supplier of Equipment
Corporate Networking, Inc.
2206 Allebach Lane
Lansdale, PA  19446                (610) 584-0196

Note: VENDOR IS NOT AN AGENT OR REPRESENTATIVE OF THE LESSOR, AND IS NOT AUTHORIZED TO MODIFY ANY OF THE TERMS OF THIS LEASE

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Schedule of Payments

Term:  Number of Payments:  [ * ]  @  [ * ] per month*

*Except as otherwise indicated:  / /  Quarterly / / Other
(Note:  Applicable taxes and insurance may be added; see Paragraphs 10 and 12)

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EQUIPMENT DESCRIPTION, (includes serial numbers)

SEE EQUIPMENT SCHEDULE "A"

/ /      Check here if separate equipment is listed

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PAYABLE AT SIGNING OF LEASE (check one)

/ /  Security Deposit (see paragraphs 6 and 15) $______
/ /  First and Last ONE Total Payment        [ * ]
/ /      Other:  $_______________

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EQUIPMENT LOCATION (IF OTHER THAN BELOW)
(Attach additional schedule if locations differ for each item of equipment)

3864 Courtney Street, Two Courtney Place, Suite 130, Bethlehem, PA  18017

--------------------------------------------------------------------------------


[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

ACCEPTANCE OF LEASED EQUIPMENT

As Lessee, you acknowledge that the equipment covered by this Lease has been completely and satisfactorily delivered, and after full inspection is accepted for all purposes of the Lease. Your acceptance shall be deemed effective and irrevocable forty-eight (48) hours after delivery of the Equipment if you do not notify us of nonacceptance, or on the date you sign the Certificate of Acknowledgment and Acceptance of Leased Equipment, whichever is earlier.

-------------------------------------------------------------------------------


Dear Lessee: We have written this Lease Agreement in plain language because we want you to fully understand its items. Please read your copy of this Lease carefully and feel free to ask us any questions you may have about it. We use the words YOU and YOUR to mean the Lessee indicated below. The words WE, US, and OUR refer to the Lessor indicated below.

1. LEASE AGREEMENT: You agree to lease from us and we agree to lease to you, the equipment listed above or on any schedule to this Lease. You unconditionally promise to pay us the sum of all of the rental payments indicated above or on any schedule. The amount of each rental payment shown above or on any schedule is based on our estimated total cost of the equipment including, if applicable, installation costs. The rental payment shall be raised or lowered, in a proportionate manner, if the actual cost of the equipment is greater than or less than the estimate, and you authorize us to adjust the rental payment by up to ten percent (10%) if it is necessary. You authorize us to insert in this Lease any serial numbers and other identification data about the equipment, as well as any other omitted factual matters.

2.       UCC-ARTICLE 2A: You agree that this Lease is a "Financial Lease" under
         Article 2A of the Uniform Commercial Code ("UCC"). You acknowledge that: (a) we did not select, manufacture or supply the equipment, but at your request we have purchased the equipment for lease to you; and
         (b) based on your own judgment, you have selected the vendor or supplier of the equipment (indicated above), and you have selected the particular equipment that you are leasing from us. You agree that you have approved any purchase or supply contract between us and the vendor before signing this Lease; or, if you have entered into a purchase contract for the equipment, you agree to assign it to us effective when we pay for the equipment. You may have rights under the supply or purchase contracts, and you may contact the supplier for a description of those rights or any warranties. To the extent permitted by applicable law, you waive any and all rights and remedies conferred upon you under UCC Sections 2A-303 and 2A-508 through 522.

3. NO WARRANTIES: We are leasing the equipment to you "AS IS". WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR ORDINARY USE IN CONNECTION WITH THIS LEASE. YOU UNDERSTAND AND AGREE THAT WE ARE INDEPENDENT FROM THE VENDOR OR SUPPLIER OF THE EQUIPMENT, AND THAT NEITHER THE VENDOR NOR ANY OTHER PERSON IS OUR AGENT, NOR ARE THEY AUTHORIZED TO WAIVE OR CHANGE ANY TERM OR CONDITION OF THIS LEASE. YOU AGREE THAT NO REPRESENTATION, GUARANTEE OR

         WARRANTY BY THE VENDOR OR OTHER PERSON IS BINDING ON US. So long as you are not in default under any of the terms of this Lease, we transfer to you any warranties made to us, as the owner of the equipment, by the Vendor, manufacturer or supplier. YOU AGRE THAT ANY BREACH BY THE VENDOR OR OTHER PERSON WILL NOT RELIEVE OR EXCUSE YOUR OBLIGATIONS TO US. Regardless of cause, you will not assert any claim whatsoever against us for loss of proceeds you expected to make or any other direct, consequential, special or indirect damages. If you have entered into a maintenance agreement for the equipment, and the cost of the maintenance is included in your monthly payments, you acknowledge that we are not responsible for any service, repairs, or maintenance of the equipment, and that we are not a party to the maintenance agreement; if you have a dispute regarding maintenance or service, you will nevertheless continue to pay us all payments due under this Lease and any schedules to this Lease.

4.       NON-CANCELLABLE LEASE: THIS LEASE CANNOT BE CANCELED BY YOU FOR ANY
         REASON.

        ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART OF THIS LEASE ARE
                          PRINTED ON THE REVERSE SIDE

ACCEPTED BY LESSOR :  Middle States Corporation

By /s/ Duane E. Rouba            PRESIDENT
   --------------------------------------------
  Authorized Signature            Title
   DUANE E. ROUBA
     8/13/97
  ----------------
     Date


Mailing Address:  P.O. Box 286
                  Route 202
                  Bedminster, NJ  07921

ACCEPTED BY LESSEE:

YOU TOOLS CORPORATION
---------------------               ----------------------------------------
Full Legal Name                     Federal Tax ID # or Social Security #

961 MARCON BLVD.                    610-289-1100
----------------                    ----------------------------------------
BILLING ADDRESS                     PHONE #           FAX #

ALLENTOWN, PA  18103
----------------------------------------------------------------------------
CITY                      COUNTY              STATE               ZIP

THE UNDERSIGNED HEREBY AGREES TO ALL OF THE TERMS AND CONDITIONS AS SET FORTH ON BOTH SIDES OF THIS LEASE AGREEMENT (AND ANY SCHEDULE TO THIS LEASE AND CERTIFIES THAT THE EQUIPMENT SHALL BE USED FOR BUSINESS PURPOSES ONLY.

By /s/ David Van Allen                                7/28/97
  ----------------------------------------------------------------
  AUTHORIZED SIGNATURE                                 DATE
 DAVID VAN ALLEN                                       CEO
------------------------------------------------------------------
PRINT NAME OF SIGNER                                  TITLE

--------------------------------------------------------------------------------


                                PERSONAL GUARANTY

         I hereby acknowledge that I am receiving a benefit from this lease, and I unconditionally guarantee the prompt payment in full of all obligations of the Lessee under this Lease. I further acknowledge that this lease may be amended from time by execution of lease schedules and that by signing below I represent and acknowledge that a "continuing guaranty" is being given, which shall be in full force and effect and apply to all such future schedules. This guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the lease, and shall further apply to any additional leases entered into between the lessor and the lessee from the date of this guaranty forward, whether or not I have received notice of or consented to such renewal, modification extension or additional leases. I understand that the lessor in entering into such renewals, modifications, extensions or additional lease transactions, shall be relying upon my guarantee herein. I also agree that you, the lessor may make other arrangements with the lessee, such as releasing or compromising the lessee's obligations and I will still be responsible for those payments and other obligations. You do not have to notify me if the Lessee fails to meet all of its obligations under the lease. If the lessee fails to meet all of its obligations, I will immediately pay in accordance with the default provisions of the Lease all sums due under the original terms of the Lease, and I will perform all other obligations of the Lessee under the Lease, and I agree that you do not have to proceed first against the Lessee or exhaust other collateral before I am required to satisfy my obligations under this guaranty. I will reimburse you for all the expenses you incur in enforcing any of your rights against the Lessee or me, including attorney's fees.

         If this is a corporate or partnership guaranty, it is authorized by the Board of Directors of the guaranteeing corporation, or by the partnership agreement. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA. I AGREE AND CONSENT TO THE JURISDSICTION OF THE FEDERAL AND STATE COURTS LOCATED IN HENNEPIN COUNTY, MINNESOTA, FOR THE DETERMINATION OF DISPUTES BETWEEN US. I agree and consent that you may serve me by registered or certified mail, which will be sufficient to obtain jurisdiction. No payment by me under this guaranty shall entitle me, by subrogation or otherwise, to any payment from the Lessee or out of the property or other assets of the Lease. I WAIVE TRIAL BY JURY IN ANY ACTION BETWEEN US.

---------------------------------   --------------------------------------------------------------------
WITNESS SIGNATURE          DATED    PERSONAL GUARANTOR SIGNATURE, AN INDIVIDUAL (No titles)       DATED

---------------------------------   --------------------------------------------------------------------
WITNESS SIGNATURE          DATED    PERSONAL GUARANTOR SIGNATURE, AN INDIVIDUAL (No titles)       DATED


5. DELIVERY OF EQUIPMENT: You request that we arrange delivery to you at your expense. If the equipment has not been delivered, installed, and accepted by you within forty-five (45) days from the date that we ordered the equipment, we may on ten (10) days written notice to you terminate

6. TERM OF LEASE, ADMINISTRATIVE FEE: The Lease term will start on the date that any equipment is delivered to you or your agent ("the Commencement Date") and will continue until you have met all of your obligations under the Lease. Advance rentals are not refundable if the Lease does not begin for any reason. The payments of rent are payable periodically in advance as stated above or on any schedule to this Lease. The first payment is due on the Commencement Date. You will be notified in writing if we change your first payment date, and we may charge you interim rent for any adjustment period. Thereafter, your payments will be due on the same day of each month (or other period indicated on the reverse side). All payments will be made to us at our address on this Lease, or at the address which we designate in writing. YOUR OBLIGATION TO PAY RENTALS TO US IS UNCONDITI9NAL AND IS NOT SUBJECT TO ANY REDUCDTION, SET-OFF, DEFENSE, OR COUNTERCLAIM FOR ANY REASON WHATSOEVER. If you paid a security deposit to us, it will be held by us to secure your performance under this Lease, and will be applied or returned pursuant to paragraph 15. On the Commencement Date of this Lease, you shall pay to us a one-time administrative fee, not to exceed $250.

7. ASSIGNMENT. You may not sell, transfer, assign or sublease the equipment without our prior written approval. We may sell, assign or transfer this Lease and ownership of the equipment without notifying you; and you agree that if we do, the new lessor will have the same rights and benefits that we now have, and will not have to perform any of our obligations. You agree that the rights of the new lessor will not subject to any claims, defenses or setoffs that may have against us. However, any such assignment, sale, or transfer of this Lease or the equipment will not relieve us of our obligations to you under this Lease.

8. OWNERSHIP, RIGHTS, AND QUIET ENJOYMENT: Except with regard to any computer software which may be covered by this Lease, you agree that we are the owner of and have title to the equipment. If the Equipment includes computer software, with respect to that software, you acknowledge and agree that (a) we do not have, have not had, nor will in the future have any title to or ownership in the software; and (b) you have executed or will execute a separate Software License Agreement with the Licensor of the software, and we are not a party to and shall have no responsibilities whatsoever in regards to that Software License Agreement. You agreed, at your expense, to protect and defend our title or other rights to the equipment. Further, you agree that you will at all times keep the equipment free from any legal process or lien whatsoever, and you shall give us immediate notice if any legal process or lien is asserted or made against the equipment. You shall have the right to quiet use and enjoyment of the equipment for the term of this Lease, provided you are not in default.

9. CARE, USE AND LOCATION; LOSS OF EQUIPMENT: You are responsible for installing and keeping the equipment in good working order and repair. You will keep and use the equipment only at your address shown on the reverse side, or on any attached schedule, and you will only use it for business or commercial purpose and in compliance with all applicable laws. You will not make any alterations to the equipment without our prior written consent, nor will you permanently attach the equipment to your real estate. At the end of the Lease term, you will return the equipment to us at your expense. You are responsible for protecting the equipment from damage, except for ordinary wear and tear, and from any other kind of loss while you have the equipment or while it is being delivered to you. In the event the equipment is lost or damaged, so long as you are not in default under this Lease, then you shall have the option to: (a) repair or replace the equipment, or (b) pay to us both the unpaid balance of the remaining rent under the Lease and our residual interest in the equipment, present valued using a discount rte of six (6%) percent per year (or other rate required by law).

10. TAXES AND FEES: You agree to pay when due all taxes, fines and penalties relating to this Lease. You also agree that we may estimate the yearly personal property taxes that will be due for the equipment, and you agree to pay us the estimated taxes when we request payment. At our election, we may bill you and you must pay us a monthly personal property tax fee of up to three hundred and thirteen thousands of one percent (0.313%) of the original equipment cost to reimburse us for the taxes we are paying and for our costs for preparing, reviewing and filing the returns. If we pay any taxes, fines or penalties for us, you agree to reimburse us on demand, and your payment will be based on the full amount of such taxes, without regard to any discounts we may be obtain due to early payment or otherwise. You also agree that we have the right to sign your name to any document for the purpose of such filing, so long as the filing does not interfere with your right to use the equipment.

11. INDEMNITY. We are not responsible for any injuries or losses to you or any other person caused by the installation or use of the equipment. You agree to reimburse us for and to defend us against any claims for such losses or injuries, including those arising out of negligence, tort or strict liability claims. This indemnity shall continue even after the term of this Lease has expired.

12. INSURANCE: You agree that we have the right (but not the obligation) to place, at your expense, property insurance against loss, theft, damage or destruction of the equipment for up to the full replacement value, unless you provide us with written evidence of your own insurance coverage which is satisfactory to us and which identifies us as the loss payee. You also agree to provide and maintain public liability insurance naming us as an additional insured. If we place insurance for you, you agree to pay the expense for that insurance in equal installments allocated to each rental payment (plus interest on such amount at 1.5% per month, or the highest rate permitted by law); the expenses shall include the full premium for the insurance and service fees which we or our designee customarily charge for placing insurance. If any insurance proceeds are paid, you shall apply the insurance proceeds toward your total obligations under this lease; or, if you are not in default under this Lease or any other obligation to us, and we otherwise consent in writing, you shall have the option to use the insurance proceeds to repair or replace the equipment. If we place insurance for you, you shall cooperate with our insurance agent in connection with the placement and the processing of any claims. Nothing in this Lease shall create any insurance relationship of any type whatsoever between us and any other person or party. You agree that we are not required to secure or maintain in force any insurance, in any amounts or upon any specific terms and conditions. We reserve the right to terminate any insurance coverage which we may arrange, and we may allow any such insurance coverage to lapse without having any liability to you. You hereby appoint us as your attorney-in-fact to make claims for, receive payment off, and execute and endorse all documents, checks, or drafts for loss or damage under any insurance policies.

13. DEFAULT AND REMEDIES: If you do not pay rent when due, or it you break any your promises under this Lease or under any other agreement with us, or you become insolvent, assign your assets for the benefit of your creditors, or enter (voluntarily or involuntarily) into bankruptcy proceeding, you will be in default. If your default is caused by your failure to make any payment when due, we can require that you return the equipment to us and pay to us the remaining balance of all the rental payments due under this ease, present valued using a six percent (6%) per year discount rate. If you fail to return the equipment to us, in addition we can also require you pay to us our residual interest in the equipment present valued as noted above. You also agree to pay us interest on all sums due us from the date of default until paid at the rate of one and half (1-1/2%) percent per month, but only to the extent permitted by law. If your default is caused by your breaking any of your other promises under this Lease, we shall be entitled to recover from you all damages caused by that default. We can also use any of the remedies available to us under the Uniform Commercial Code or any other law. If we refer this Lease to an attorney for enforcement or collection, you agree to pay our reasonable attorney's fees of at least 20% of the remaining balance of all the rental payments, plus our actual costs. If we have to take possession of the equipment, you agree to pay the cost of repossession, storing, shipping, repairing and selling the equipment for a price that exceed the sum of (a) our cost of repossession and sale of the equipment and (b) the residual value of the equipment, present valued as calculated above, then we shall give you a credit for the amount of such excess. You agree that we do not have to notify you that we are selling the equipment.

14. OTHER RIGHTS: You agree that any delay or failure to enforce our rights under the Lease (or under any schedule(s) to this Lease or any other agreements) shall not prevent us from enforcing any rights at a later time. Both parties intend this Lease to be a valid and legal document, and agree that if any part is determined to be unenforceable, all other parts will remain in full force and effect. If this document is found not to be a Lease, then you grant us a security interest in the equipment. You also give us the right to immediately file, at your expense, any Uniform Commercial Code ("UCC") financing statements or related filings, as well as the right to sign your name to any such filings that we make.

15. REDELIVERY OF EQUIPMENT; RENEWAL: You shall provide us with written notice, by certified mail, sent not less than 90 days nor more than 150 days prior to the expiration of the Lease term, of your intention either to exercise any option to purchase the equipment (if we grant you such an option) or to return the equipment to us at the end of the Lease term. For this notice to be effective, you must not be in default of any of your obligations to us. If you elect to return the equipment to us at the expiration of the original or any renewal term of the Lease, you shall disconnect, properly package for shipping, and return the equipment to us, insured and freight prepaid by you, in good repair, condition and working order to a location designated by us. Upon your purchase or return of the equipment, we may charge you a title transfer or lease termination fee of up to $150.00. If we have not received written notice from you of your intention to purchase or return the equipment, this Lease will automatically renew for succeeding one-year periods, commencing at the expiration of the original Lease term. If this Lease is renewed, the advance payment of the last month's lease payment (as set forth on the reverse side) shall apply to the last month of the renewal period, and shall not apply to the last month of the initial term. Any security deposit held by us shall continue to secure your performance for the renewal period. If you specifically request in writing, and provided you have fulfilled all of your obligations to us (including, if you elect, the return of the equipment in good repair, condition and working order), we will refund your security deposit to you without interest within 90 days after the end of the original or renewed lease term (or as otherwise required by applicable law), or at your direction we may apply the security deposit toward your purchase of the equipment (if we grant you a purchase option).

16. LATE CHARGE: If any part of a payment is not made by you when due, you agree to pay us a late charge of ten (10%) percent of each such late payment to cover our additional internal collection overhead (to the extent permitted by law). You agree to pay us the late charge not later than one month following the date that the original payment was due.

17. ENTIRE AGREEMENT; CHANGES: This Lease contains the entire agreement between you and us, and it may not be altered, amended, modified, terminated or otherwise changed except in writing and signed both by you and us. A limiting endorsement on a check or other form of payment will not be effective to modify your obligations or any of the other terms and conditions of this Lease, and we may apply any payments received without being bound by such limiting endorsements.

18. COMPLIANCE; NOTICES: In the event you fail to comply with any part of this Lease, we can, but we do not have to, take any action necessary to effect your compliance upon ten (10) days prior written notice to you. If we are required to pay any amount to obtain your compliance, the amount we pay plus all of our expenses in causing your compliance, shall become additional rend and shall be paid by you at the time of the next due rental payment. If any notices are required under this Lease, they shall be sufficient if given personally or mailed to the address set forth in this Lease by certified or registered mail, postage prepaid. This Lease is for the benefit of and is binding upon you and your personal representatives, successors and assigns.

19. CHOICE OF LAW; JURISDICTION: YOU AND WE AGREE THAT THIS LEASE SHALL BE BINDING WHEN ACCEPTED IN WRITING BY US AT OUR OFFICES, AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA. YOU AND WE EACH CONSENT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN HENNEPIN COUNTY,

         MINNESOTA, FOR THE DETERMINATION OF ALL DISPUTES ARISING UNDER THIS LEASE. However, you agree that we will have the right to commence any action in any Court having the proper jurisdiction for that action. You agree and consent that we may serve you by registered or certified mail, which shall be sufficient to obtain jurisdiction. YOU AGREE TO WAIVE TRIAL BY JURY IN ANY ACTION BETWEEN US.

20. REPRESENTATIONS AND COVENANTS OF LESSEE: You represent that all financial and other information furnished to us was, at the time of delivery, true and correct. During the term of the Lease, you shall provide us with such interim or annual financial statements as we request.

                    ADDENDUM TO LEASE AGREEMENT NO. _________
            BETWEEN MIDDLE STATES CAPITAL CORPORATION AS LESSOR, AND
                  YOU TOOLS CORPORATION, LESSEE, DATED 7/28/97


Lessee shall have the option to purchase all (but not less than all) of the equipment described in the Lease upon the expiration of the initial lease term for its fair market -value plus applicable sales tax (and any other tax applicable to such sale) provided that Lessee has performed all terms and conditions of said Lease at the time. The option contained herein replaces and supersedes all prior purchase options respecting the equipment subject to the Lease.

To exercise this option, Lessee must give Lessor notice of such exercise at lease sixty (60) days prior to the end of the lease term. Such notice shall be irrevocable. If the Lessee and Lessor do not agree on such fair market value within thirty (30) days of the end of the lease term, Lessor may engage an independent appraiser to determine such fair market value. The appraiser shall assume that the equipment was maintained as required by the Lease and the appraisers determination shall be conclusive. Lessee will reimburse Lessor for the appraisers fees.

Upon receipt by the Lessor of the full purchase price, Lessor will furnish to Lessee a bill of sale warranting title to the equipment excepting any impairment thereof by reason of any acts by the Lessee or those making claim against the Lessee. The bill of sale will provide that the purchase shall be "AS IS, WHERE IS, WITHOUT FURTHER WARRANTEES, EXPRESS OR IMPLIED."

Lessor:                                              Lessee:
MIDDLE STATES CAPITAL CORP.         YOU TOOLS CORPORATION

By:                                     By /s/ David Van Allen
  ----------------------------             ------------------------------
   DUANE E.ROUBA                        DAVID VAN ALLEN

Title:   PRESIDENT                  Title:   CEO
  ----------------------------             ------------------------------
Date:                               Date:         7/28/97
  ----------------------------             ------------------------------

                             EQUIPMENT SCHEDULE "A"
                                                                LEASE # 7221271

This Equipment Schedule "A" is to be attached to and become a part of that Schedule of Leased Equipment dated 7/28/97 , 19___________- by and between the undersigned and MIDDLE STATES CAPITAL CORPORATION, RT 202 & HILLSIDE AVENUE, BEDMINSTER, NJ 107921 (Lessor)

  QTY             DESCRIPTION       MODEL NO.        SERIAL NO.

         VENDOR:  CORPORATE NETWORKING INC. 610-584-0196
                  2206 ALLEBACH LANE
                  LANSDALE, PA 19446


1        NETWORK GENERAL FAST ETHERNET PORTABLE SNIFFER NETWORK ANALYZER
1        NETWORK GENERAL SNIFFER INTERNETWORKING ANALYZER (WAN)

1        NETWORK GENERAL ISDN ANALYSIS SOFTWARE WITH BASIC RATE INTERFACE

1        TELE-PATH INSTRUMENTS ISDN U-INTERFACE

1        DOLCH PENTIUM COMPUTER









This Equipment Schedule "A" is hereby verified as correct by the undersigned Lessee, who acknowledges receipt of a copy.

Lessee:     YOU TOOLS CORPORATION
            ------------------------------

SIGNATURE   /s/ David Van Allen
            ------------------------------
            DAVID VAN ALLEN
TITLE:      CEO